                                                                   EXHIBIT 10.39


A 185 - Blumberg's Improved Gilsey Form Lease 12-78        JULIUS BLUMBERG, INC.
                                                            PUBLISHER, NYC 10013

        THIS AGREEMENT BETWEEN LOUIS NATHAN WANK, IRVING WANK, MURRAY WANK, SYLVIA GOSHEN, ANNA GODEL, SYLVIA THORNE, and/or WANK BROTHER, of 549 Wortman Avenue, Brooklyn, New York 11208,

                                                                     as Landlord
and BRAND MANUFACTURING CORP., a domestic corporation with offices at 529 Cozine venue a/k/a 744 Berriman Street, Brooklyn, New York,

                                                                       as Tenant
WITNESSETH: The Landlord hereby leases to the Tenant the following premises: the one-story building located at and known as and by the street number 529 Cozine Avenue a/k/a 744 Berriman Street, Brooklyn, New York


for the term of ten (10) years

to commence from the 1st    day of      September,      1984 and to end on the

31 st day of            August,            1994 to be used and occupied only for

                          Manufacturing and warehouse

                                    upon the conditions and covenants following:
1ST. That the Tenant shall pay the annual rent of EIGHTY FIVE THOUSAND FIVE HUNDRED ($85,500.00) DOLLARS from September 1, 1984 thought August 31, 1986;
ONE HUNDRED FOUR THOUSAND FIVE HUNDRED ($104,500.00) DOLLARS from September 1, 1986 through August 31, 1987; ONE HUNDRED FOURTEEN THOUSAND FIVE HUNDRED ($114,500.00) DOLLARS from September 1, 1987 through August 31, 1994.

said rent to be paid in equal monthly payments in advance on the 1st    day of
each every month during the term aforesaid, as follows: the sum of SEVEN THOUSAND ONE HUNDRED TWENTY FIVE (7,125.00) DOLLARS on September 1, 1984 and a like sum of $7,125.00 on the 1st day of each succeeding month until and including the 31st day of August, 1986; the sum of EIGHT THOUSAND SEVEN HUNDRED NINE ($8,709.00) on September 1, 1986 and a like sum of $8,709.00 on the 1st day of each succeeding month until and including the 31st day of August, 1987; the sum of NINE THOUSAND FIVE HUNDRED ($9,500.00) on September 1, 1987 and a like sum of $9,500.00 on the 1st day of each succeeding month until and including the 31st day of*

2ND. That the Tenant shall take good care of the premises and shall, at the Tenant's own cost and expense make all repairs

                                                                   *August, 1994

and replacements to the demised premises

and at the end or other expiration of the term, shall deliver up the demised premises in good order or condition, damages by the elements excepted.

3RD. That the Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters, or any other similar body, at the Tenant's own cost and expense.

4TH. That the Tenant, successors, heirs, executors or administrator shall not assign this agreement, or underlet or under lease the premises, or any part thereof, or make any alterations on the premises, without the Landlord's consent in writing; or occupy, or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on

6TH. The said Tenant agrees that the said Landlord and the Landlord's agents and other representatives shall have the right to enter into and upon said premises, or any part thereof, at all reasonable hours for the purpose of examining the same, or making such repairs or alterations therein as may by necessary for the safety and preservation thereof.

7TH. The Tenant also agrees to permit the Landlord or the Landlord's agents to show the premises to persons wishing to hire or purchase the same; and the Tenant further agrees that on and after the sixth month, next preceding the expiration of the term hereby granted, the Landlord or the Landlord's agents shall have the right to place notices on the front of said premises, or any part thereof, offering the premises "To Let" or "For Sale", and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

8TH. That if the said premises, or any part thereof shall be deserted or become vacant during said term, or if any default be made in the payment of the said rent or any part thereof, or if any default be made in the performance of any of the covenants herein contained, the Landlord or representatives may re-enter the said premises by force, summary proceedings or otherwise, and remove all persons therefrom, without being liable to prosecution therefor, and the Tenant hereby expressly waives the service of any notice in writing of intention to re-enter, and the Tenant shall pay at the same time as the rent becomes payable under the terms hereof a sum equivalent to the rent reserved herein, and the Landlord may rent the premises on behalf of the Tenant, reserving the right to rent the premises for a longer period of time than fixed in the original lease without releasing the original Tenant from any liability, applying any moneys collected, first to the expense of resuming or obtaining possession, second to restoring the premises to a rentable condition, and then to the payment of the rent and all other charges due and to grow due to the Landlord, any surplus to be paid to the Tenant, who shall remain liable for any deficiency.

9TH. Landlord may replace, at the expense of Tenant, any and all broken glass in and about the demised premises. Landlord may insure, and keep insured, all plate glass in the demised premises for and in the name of Landlord. Bills, for the premiums therefor shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from, and payable by Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rental. Damage and injury to the said premises, caused by the carelessness, negligence or improper conduct on the part of the said Tenant or the Tenant's agents or employees shall be repaired as speedily as possible by the Tenant as the Tenant's own cost and expense.

10TH. That the Tenant shall neither encumber nor obstruct the sidewalk in front of, entrance to, or halls and stairs of said premises, nor allow the same to be obstructed or encumbered in any manner & shall keep the sidewalk in front of the premises free and clear of snow, ice, dirt, debris & rubbish*

11TH. The Tenant shall neither place, or cause or allow to be placed, any sign or signs of any kind whatsoever at, in or about the entrance to said premises or any other part of same, except in or at such place or places as may be indicated by the Landlord and consented to by the Landlord is writing. And in case the Landlord or the Landlord's representatives shall deem is necessary to remove any such sign or signs in order to paint the said premises or the building wherein same is situated or make any other repairs, alterations or improvements in or upon said premises or building or any part thereof, the Landlord shall have the right to do so, providing the same be removed and replaced at the Landlord's expense, whenever the said repairs, alterations or improvements shall be completed. * including 18" into the street

12TH. That the Landlord is exempt from any and all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless said damage or injury be caused by or be due to the negligence of the Landlord.

13TH. That if default be made in any of the covenants herein contained, then it shall be lawful for the said Landlord to re-enter the said premises, and the same to have again, re-possess and enjoy. The said Tenant hereby expressly waives the service of any notice in writing of intention to re-enter.

14TH. That this instrument shall not be a lien against said premises in respect to any mortgages that are now on or that here after may be placed against said premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of the lease, irrespective of the date of recording and the Tenant agrees to execute without cost, any such instrument which may be deemed necessary or desirable to further effect the subordination of the lease to any such mortgage or mortgages, and a refusal to execute such instrument shall entitle the Landlord, or the Land-lord's assigns and legal representatives to the option of cancelling this lease without incurring any expense or damage and the term hereby granted is expressly limited accordingly.

15TH. The Tenant has this day deposited with the Landlord the sum of $8,600.00** as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and condition on Tenant's part to be performed. In the event of a bona fide sale, subject to the lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look at the new Landlord solely for return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord.** plus $10,400.00 from prior lease, or total of $19,000.00.

16TH. That the security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

17TH. It is expressly understood and agreed that in case the demised premises shall be deserted or vacated, or if default made in the payment of the rent or any part thereof as herein specified, or if, without the consent of the Landlord, the Tenant shall sell, assign, or mortgage this lease or if default be made in the performance of any of the covenants and agreements this lease contained on the part of the Tenant to be kept and performed, or if the Tenant shall fail to comply with any of statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments or of any and their Departments and Bureaus, applicable to said premises, or if the Tenant shall file or there be filed against Tenant petition in bankruptcy or arrangement, or Tenant be adjudicated a bankrupt or make an assignment for the benefit of creditor or take advantage of any insolvency act, the Landlord may, if the Landlord so elects, at any time thereafter terminate the lease and the term hereof, on giving to the Tenant five days' notice in writing of the Landlord's intention so to do, and lease and the term hereof shall expire and come to an end on the date fixed in such notice as if the said date were the originally fixed in this lease for the expiration hereof. Such notice may be given by mail to the Tenant addressed to

22ND. If after default in payment of rent or violation of any other provision of this lease, or upon the expiration of this lease, the Tenant moves out or is dispossessed and fails to remove any trade fixtures of other property prior to such said default, removal, expiration of lease, or prior to the issuance of the final order or execution of the warrant, then and in that event, the said fixtures and property shall be deemed abandoned by the said Tenant and shall become the property of the Landlord.

23RD. In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the re-entry of the Landlord under the terms and covenants contained in this lease or by the ejectment of the Tenant by summary proceedings or otherwise, or after the abandonment of the premises by the Tenant, it is hereby agreed that the Tenant shall remain liable and shall pay in monthly payments the rent which accrues subsequent to the re-entry by the Landlord, and the Tenant expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent reserved and the rent collected and received, if any, by the Landlord during the remainder of the unexpired term, such difference or deficiency between the rent herein reserved and the rent collected if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained; and it is eventually agreed between Landlord and Tenant that the respective parties hereto shall and hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any way connected with this lease, the Tenant's use or occupancy of said premises, and/or any claim of injury or damage.

24TH. The Tenant waives all rights to redeem under any law of the State of New York.

25TH. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are affected by war or other emergency.

26TH. No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services," if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

27TH. Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy or because a prior Tenant or any other person is wrongfully holding over or is in wrongful possession, or for any other reason. The rent shall not commence until possession is given or is available, but the term herein shall not be extended.

                SEE RIDER ATTACHED HERETO AND MADE A PART HEREOF

And the said Landlord doth covenant that the said Tenant on paying the said yearly rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid, provided however, that this covenant shall be conditioned upon the retention of title to the premises by the Landlord.

State of New York,    SS:
County of
    On the            day of                    19   , before me personally came

to me known and known to me to be the individual    described in, and who
executed, the foregoing instrument, and
              acknowledged to me that     be     executed the same.


State of New York,    SS:
County of
    On the            day of                    19   , before me personally came

to me known, who, being by me duly sworn, did depose and say that   he resides
at No.

that    he is the              of

the corporation mentioned in, and which executed, the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of
       of said corporation; and that   he signed h   name thereto by like order.




                           --------------------------



                           --------------------------
                                     LEASE
                           --------------------------

                             Dated,_______________19

                         ------------------------------
                               LEONARD GOLDSTEIN
                         ATTORNEY AND COUNSELLOR AT LAW

                              1861 FLATBUSH AVENUE
                            BROOKLYN, NEW YORK 11210
                                  212-951-6400
                         ------------------------------

RIDER TO LEASE DATED MARCH 28, 1984 BETWEEN WANK BROTHERS, et al., AS LANDLORDS, AND BRAND MANUFACTURING CORP., AS TENANT, COVERING PREMISES AT 529 COZINE AVENUE A/K/A 744 BERRIMAN STREET, BROOKLYN, NEW YORK:
--------------------------------------------------------------------------------

28th. The landlords shall not be required to furnish any services whatsoever to the demised premises, it being distinctly understood and agreed that the tenant is to furnish its own heat, water, sewer, electricity, gas, air conditioning and all other utilities and services required for the premises.

29th. All payments required to be made to the landlords by the tenant shall be by good check to the order of "WANK BROTHERS" at 549 Wortman Avenue, Brooklyn, N.Y. 11208, or at such other place as the landlords may designate in writing.

30th. The tenant may, at its own cost and expense, place such signs on the premises for its business purposes as shall comply with the appropriate laws and ordinances and with the rules and regulations of the authorities having jurisdiction thereof.

31st. All licenses, permits or authorizations required to conduct its business permitted under this lease shall be obtained by the tenant at its own cost and expense.

32nd. It is understood and agreed that wherever the typewritten portions of this lease and/or rider is in conflict with the printed portion, the typewritten portion shall control.

33rd. (A) The tenant shall pay, as additional rent, any increase in real estate taxes for land and improvements which may be levied upon the leased premises during the term of this lease "and any renewal thereof" in excess of the real estate taxes levied for the fiscal year 1984/85 or as the same may be reduced as a result of certiorari proceedings or otherwise.

33rd. (B) In any suit or proceedings arising out of the failure of the tenant to pay such increased taxes, the bill or receipt from the proper official or department with respect to any such facts therein stated shall be proof thereof. The tenant may contest any tax charge payable by it.

                Any such contest shall be conducted by the tenant at its own cost and expense and the landlords agree to fully cooperate in such contest and permit the same to be conducted in the name of the landlords.

34th. Any assessments which may be levied upon the leased premises shall be payable by the tenant. The tenant may contest the assessment payable by it.

        Any such contest shall be conducted by the tenant at its own cost and expense and the landlords agree to fully cooperate in such contest and permit the same to be conducted in the name of the landlords.

        The bill or receipt from the proper official or department with respect to such facts therein shall be proof thereof.

35th. All trade fixtures and trade equipment installed by the tenant may be removed by the tenant upon termination of this lease or any renewal thereof, provided that if such removal shall result in any damage to the demised premises, the tenant shall make any and all repairs necessitated by such removal, all at the tenant's own cost and expense. However, all improvements installed by the tenant shall become the property of the landlords and may not be removed by the tenant at any time.

36th. Anything herein contained to the contrary notwithstanding all electrical wiring, meters, panels, panel boxes, switches and appurtenances to the electrical system which may be installed by the tenant, shall become part of the realty and may not thereafter be removed by the tenant when it removes from the premises.

37th. If any mechanics' liens shall be filed against the leased premises for work done or materials furnished to the tenant, the tenant shall within 15 days after written notice by the landlords, cause said lien to be discharged by payment, bond or in any other manner prescribed by law. Nothing herein contained or any other right afforded to the tenant in the provisions of this lease, shall be construed to create or be the foundation for any lien, mortgage or other encumbrance upon the interest of the landlords in said leased premises or upon the building or improvements thereof; it being agreed that neither the landlords nor the demised premises shall under any circumstances, be liable for the payment of any expenses incurred or the value of any work done or materials furnished to the demised premises or any part thereof for or on behalf of the tenant and the tenant shall be solely responsible for the contractors, labor and materialmen furnishing labor and material to the demised premises.

38th. The tenant agrees that, as one of the inducing factors to the landlords to enter into this lease, the tenant will withhold any counterclaim which it may have in any action or proceeding by the landlords to recover possession of the premises, and the tenant agrees that any claim which it may have against the landlords will be prosecuted as an independent and separate action or proceeding and not as a counterclaim against the landlords.

39th. The tenant hereby waives its right to subrogate any and all claims it may have against the landlords with respect to any policies or insurance it may be required to carry under the terms of this lease or any renewal thereof.

40th. The tenant agrees to indemnify and hold the landlords harmless against any and all claims for personal injuries and property damages occasioned by or as a result of the tenant's use and occupance of the demised premises.

41st. The tenant agrees to furnish and properly install and maintain, at its own cost and expense, fourteen (14) twenty (20) pound portable A.B.C. (UL) Fire Extinguishers on the premises at all times during the term of this lease and any renewal thereof.

42nd. The tenant agrees to maintain the fire sprinkler system and an AFA or similar system in the premises at its own cost and expense. The tenant shall have monthly inspections made of said system by a qualified company and shall fully comply with all requirements of the insurance carrier and the Fire Department of the City of New York and of any other body having jurisdiction thereof. If due to the tenant's use and occupancy of the premises, it shall become necessary to have additional sprinkler heads installed and other equipment installed, then same shall be installed and maintained by the tenant at its own cost and expense. If by reason of the tenant's use and occupancy of the premises and its business operations, any changes or modifications to the sprinkler system are recommended or directed to be made by the Board of Fire Underwriters or the New York Fire Insurance Exchange or by Insurance Services Offices (ISO) or by any board or body exercising similar functions, the tenant shall at its own cost and expense, promptly comply with the said directions and/or recommendations, specifically for the demises premises.

43rd. If the tenant makes any alterations and/or improvements to the premises requiring the approval of the Building Department of the City of New York or any other body having jurisdiction thereof, the tenant shall give the landlords 15 days' notice thereof in writing and shall, before making

43rd. (cont'd.) such alterations and/or improvements, furnish the landlords with a set of plans for such alterations and/or improvements duly approved by the Building Department of the City of New York or any other body having jurisdiction thereof.

44th. The tenant represents and warrants that it has not dealt with any real estate broker in connection with the leasing of the premises `herein and the tenant agrees to indemnify and hold the landlords harmless from any claims for broker's commissions by any broker with whom the tenant may have dealt in connection with the leasing of the within premises.

45th. The tenant shall be solely responsible for the care, custody and control of the entire demised premises herein.

46th. It is distinctly understood and agreed that certain specific policies of insurance which are set forth under Subdivision (A) and (B) hereunder, and which are required to be obtained and maintained under this lease and any renewal thereof, shall be obtained by the landlords and, after presentment of appropriate invoices and/or bills therefor to the tenant, the premiums therefor shall be considered as additional rent and shall be paid by the tenant to the landlords on the first day of the next ensuing month together with the regular rent and in addition thereto:

        (A) Comprehensive Liability Insurance Policy naming the landlords as the sole assureds and protecting the landlords against liability occasioned by accident or disaster on or about the premises including the sidewalks adjacent thereto, the amount of ONE MILLION ($1,000,000.00) DOLLARS for liability for personal (bodily) injuries; and in the amount of ONE HUNDRED THOUSAND ($100,000.00) DOLLARS for any property damage; in the amount of ONE HUNDRED THOUSAND ($100,000.00) DOLLARS for Water Damage Legal Liability Insurance and ONE HUNDRED THOUSAND ($100,000.00) DOLLARS for

46th. (A) (cont'd.) Sprinkler Leakage Insurance. It is the tenant's obligation to pay the landlords for the basic underlying comprehensive insurance as required by umbrella or catastrophe insurance requirements of the insurance carrier but in no event less than ONE MILLION ($1,000,000.00) DOLLARS for personal (bodily) injury and ONE HUNDRED THOUSAND ($100,000.00) for Water Damage Legal Liability and ONE HUNDRED THOUSAND ($100,000.00) DOLLARS Sprinkler Leakage Insurance.

        (B) Sprinkler Leakage Insurance Policy in the amount of ONE HUNDRED THOUSAND ($100, 000.00) DOLLARS as interest may appear, for the benefit of the landlords and the tenant, covering any damage to the building and the landlords' equipment and to the tenant's merchandise, fixtures and equipment.

47th. All notices required to be given by one party to the other under this lease shall be by Certified Mail, Return Receipt Requested, addressed to the landlords as WANK BROTHERS at 549 Wortman Avenue, Brooklyn, N.Y. 11208, and to the tenant as BRAND MANUFACTURING CORP. at 529 Cozine Avenue, Brooklyn, N.Y. 11208, or at such other addresses as either party may hereafter designate in writing.

48th. If tenant shall default in the observance or performance of any term or covenant on tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease then, unless otherwise provided elsewhere in this lease, landlords may immediately or at any time thereafter and without notice perform the obligations of tenant thereunder, and if landlords, in connection therewith or in connection with any default by tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorneys' fees in instituting, prosecuting

48th. (cont'd) or defending any action or proceeding, such sums so paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by tenant to landlords within five (5) days of rendition of any bill or statement to tenant therefor, and if tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by landlords as damages.

49th. If at any time after Sept. 1, 1984 the premises or any part thereof shall be affected by an assessment and becomes a lien, for the purpose of this lease said assessment or lien shall be deemed to be due and payable at once, in one payment notwithstanding that the City of New York may allow installment payments and said assessment or lien shall be paid and discharged by the tenant as herein set forth. If the tenant does not pay said assessment or lien and the landlords pay it, then the tenant shall pay to the landlords said assessment and/or lien which shall be considered as additional rent on the first day of the next ensuing month.

50th. The tenant has inspected the premises and building leased hereunder and is familiar with the condition thereof and agrees to take same "AS IS" and the landlords make no representations as to the condition thereof except as may be herein specifically set forth.

51st. In addition to all other charges, the tenant shall pay to the landlord any increase in the fire insurance rate for the leased premises (over and above the present rate placed up on the building) attributable to the particular use of the premises or the maintenance thereat of materials, equipment, apparatus or installations by the tenant upon which such increase is based), tenant's obligation shall be limited to an increase

5lst. (cont'd.) arising out of the nature of tenant's use and not out of a general rate increase. In any action or proceeding wherein the landlord and tenant are parties, a schedule of "make-up" of rate for the building demised herein, purporting to have been issued by the New York Fire Insurance Exchange or any other body making fire insurance rates for the demised premises, shall be prima facie evidence of the items and charges in the fire insurance rate then applicable to the demised premises; and the tenant hereby agrees to pay such items to the landlords that the latter are required to pay as a result of such increase in rates.

52nd. In addition to Paragraph 49th herein, the tenant understands and agrees that it will continue to pay to the landlords the annual installment for the assessment for the Cozine Avenue paving. Said payment by the tenant to the landlords will be made within ten (10) days upon the presentment of the bill by the landlords to the tenant. This procedure has been followed under the prior lease.

53)- ADDITIONAL SECURITY OF $8600.00 IS TO BEGIN ON SEPTEMBER 1, 1989.

54)- IN THE EVENT OF THE SALE OF THE BUSINESS, THE NEW OWNERS WOULD HAVE THE RIGHT TO HAVE POSSESSION OF THIS LEASE.

                               EXTENSION OF LEASE

        AGREEMENT made on October 22, 1999 between LOUIS NATHAN WANK, IRVING WANK, MURRAY WANK, SYLVIA GOSHEN, STEVEN GODEL, SYLVIA THORNE and/or WANK BROTHERS, of 555 Wortman Avenue, Brooklyn, NY 11208 (landlord), and BRAND MANUFACTURING CORP./SOURCE INFORMATION MANAGEMENT COMPANY, a New York corporation having a principal place of business at 529 Cozine Avenue a/k/a 744 Berriman Street, Brooklyn, NY 11208 (hereinafter referred to as "Tenant").

                                   WITNESSETH:

        WHEREAS, on March 28, 1984 the parties entered into a written lease for a term of ten (10) years commencing September 1, 1984 and terminating May 31, 1994, as well as written Extensions of Leases for a term of three (3) years commencing June 1, 1994 and terminating May 31, 1997 and for a term of three (3) years commencing June 1, 1997 and terminating May 31, 2000, the premises covered by the lease being as follows: The building located at 529 Cozine Avenue a/k/a 744 Berriman Street, Brooklyn, NY 11208, and

        WHEREAS, the parties desire to continue the lease on the terms hereinafter stated.

        NOW, in consideration of the mutual covenants herein and contained in the lease, it is hereby agreed that the term of the lease be extended for a period of five (5) years commencing June 1, 2000 and terminating April 30, 2005, and that the extended term be under the same terms and conditions as now contained in the lease except as follows:

        1. The annual rental of ONE HUNDRED SIXTY EIGHT THOUSAND ($168,000.00) DOLLARS for the period commencing June 1, 2000 and ending April 30, 2005, all payable in equal monthly installments of $14,000.00 per month in advance on the first day of each and every calendar month for the said term.

        2. It is distinctly understood and agreed that certain specific policies of insurance which are set forth under Paragraph 3 herein and which are required to be obtained and maintained under this lease and any renewal thereof, shall be obtained by the Landlord, and, after presentment of appropriate invoices and/or bills therefor to the Tenant, the premiums therefor shall be considered as additional rent and shall be paid by the Tenant to the Landlord on the first day of the next ensuring month, together with the regular rent and in addition thereto.

        3. Landlord presently maintains a so-called "blanket insurance" policy which insures the Premises and other buildings owned by Landlord (or in which Landlord has an interest) against loss or damage occasioned by fire and other extended coverage perils including, without limitation, loss or damage resulting from vandalism, malicious mischief, theft, sprinkler leakage and loss of rental income and which further provides comprehensive public liability insurance insuring Landlord against loss or liability as the result of personal injury or property damage. Landlord presently maintains the blanket insurance policy with Aetna Insurance Company, but Landlord may elect to maintain such insurance with another reputable insurance carrier authorized or licensed to conduct business in the State of New York.

        Provided the blanket policy of insurance maintained by the landlord provides insurance of the kind and in the amount customarily carried by prudent owners of buildings comparable to the premises, Tenant shall reimburse Landlord for that part of the annual premium payable by landlord for the blanket policy which is allocable by the insurance carrier to the premises, prorated for any partial lease year occurring during the period for which the annual premium on the policy is payable. Tenant's premium reimbursement payment to landlord shall be made within thirty (30) days after landlord shall invoice Tenant for Tenant's share of the premium. Landlord's invoice to Tenant shall be accompanied by a copy of the premium bill for the blanket policy together with a statement showing the manner in which the insurance carrier allocated a portion thereof to the premises. The amounts payable by Tenant to landlord under this paragraph shall constitute additional rent.

        4. The tenant shall have the option to renew this lease for an additional five (5) years commencing June 1, 2005 through April 30, 2010 upon the tenant paying the annual rental of $168,000.00 in monthly installments of $14,000.00 per month in advance provided (a) that the Tenant is not in default under the terms of this lease, and (b) that written notice either by Certified Mail/Return Receipt Requested of Registered Mail/Return Receipt Requested shall be given to the landlord by January 31, 2010 that Tenant is exercising the option to renew the lease for the additional five years.

        5. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in the lease, Landlord may immediately or at any time thereafter and without notice, perform the obligation of Tenant thereunder and if Landlord, in connection therewith or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorneys' fees, in instituting, prosecuting or defending any action or proceeding, such sums so paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within five (5) days of rendition of any bill or statement to Tenant therefor, and if Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Landlord as damages.

        IN WITNESS WHEREOF, the parties have signed, sealed and delivered this instrument on the date first above written.

                                     LNW /s/ LOUIS NATHAN WANK
                                        ----------------------------------------

                                      IW /s/ IRVING WANK
                                        ----------------------------------------

                                      MW /s/ MURRAY WANK
                                        ----------------------------------------

                                      SG /s/ SYLVIA GOSHEN
                                        ----------------------------------------

                                      SG /s/ STEVEN GODEL
                                        ----------------------------------------

                                      ST /s/ SYLVIA THORNE
                                        ----------------------------------------

                                        BRAND MANUFACTURING CORP./SOURCE
                                        INFORMATION MANAGEMENT COMPANY

                                        By: /s/ MONTE WEINER - CEO
                                           -------------------------------------
                                                        MONTE WEINER - C.E.O. of
                                                                   Manufacturing

                     =====================================


                               EXTENSION OF LEASE

                     =====================================

                     WANK BROTHERS,

                                                 Landlord,

                     -to-

                     BRAND MANUFACTURING CORP./
                     SOURCE INFORMATION
                     MANAGEMENT COMPANY,

                                                   Tenant.


                     =====================================

                     Premises:  529 Cozine
                                Avenue a/k/a
                                744 Berriman
                                Street,
                                Brooklyn, NY

                     =====================================







                                LEONARD GOLDSTEIN
                         ATTORNEY AND COUNSELLOR AT LAW
                              1861 FLATBUSH AVENUE
                            BROOKLYN, NEW YORK 11210
                                  718-258-1500
                                  718-951-6400